                              HOMESTEAD FUNDS, INC.
                              4301 Wilson Boulevard
                               Arlington, VA 22203

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus about the Funds dated March 10, 2003, which may be obtained by telephoning Homestead Funds, Inc. c/o NFDS at 1-800-258-3030.

The date of this Statement of Additional Information is March 10, 2003.

TABLE OF CONTENTS

                                                                     PAGE


General Information and History                                       1
Investment Restrictions                                               2
Description of Certain Investments                                    6
Management of the Homestead Funds                                    17
Principal Holders of Securities                                      23
Investment Management and Other Services                             24
Custodian                                                            29
Brokerage Allocation and Other Practices                             29
Purchase and Redemption of Securities Being Offered                  31
Determination of Net Asset Value                                     32
Distribution of Shares                                               32
Taxes                                                                33
Capital Stock and Corporate Matters                                  33
Performance Information About the Funds                              34
Independent Accountants                                              39
Legal Matters                                                        39
Appendix


GENERAL INFORMATION AND HISTORY

Homestead Funds, Inc. ("Homestead Funds") is a Maryland corporation registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a diversified, open-end management investment company, commonly known as a "mutual fund."

The Homestead Funds currently consist of eight portfolios, the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Stock Index Fund, the Value Fund, the Small-Company Stock Fund, the International Stock Index Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund each of which represents a separate series of capital stock in the Homestead Funds having different investment objectives, investment programs, policies, and restrictions. The Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund and Nasdaq-100 Index Tracking Stock(SM) Fund are sometimes referred to individually as the "Fund" and collectively as the "Funds."

All of the Funds, except the Stock Index Fund and International Stock Index Fund, are advised and managed by RE Advisers Corporation ("RE Advisers"), which directs the day-to-day operations of each Fund and the investment of each Fund's assets. RE Advisers is an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association ("NRECA"), a non-profit membership organization whose members provide electric light and power and other services to more than 25 million people in 47 states. The Stock Index Fund and the International Stock Index Fund invest in separate investment companies managed by SSgA Funds Management, Inc., a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company.

INVESTMENT RESTRICTIONS (ALL FUNDS EXCEPT THE STOCK INDEX FUND AND THE INTERNATIONAL STOCK INDEX FUND)

In addition to the restrictions set forth in the Prospectus with respect to each Fund (except the Stock Index Fund and International Stock Index Fund), which are described as fundamental investment policies, investment restrictions (1), (2),
(3), (5), (7) (11), (14), and (16) described below, have been adopted as fundamental investment policies of each Fund (except the Stock Index Fund and International Stock Index Fund and with respect to investment restriction (16), the Nasdaq-100 Index Tracking Stock(SM) Fund). Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectus and in this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

The following investment restrictions apply to each Fund (except the Stock Index Fund and International Stock Index Fund and with respect to investment restriction (16), the Nasdaq-100 Index Tracking Stock(SM) Fund) except as indicated to the contrary.

A FUND WILL NOT:

(1) Margin and Short Sales: Purchase securities on margin or sell securities short, except the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Bond Fund and the Value Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) and (8) below and may make short sales against the box. As a matter of operating policy, the Short-Term Bond Fund and the Value Fund have no current intention, in the foreseeable future (i.e., the next year), of making short sales against the box;

(2) Senior Securities and Borrowing: Issue any class of securities senior to any other class of securities, although each Fund may borrow for temporary or emergency purposes. Each Fund may borrow up to 10% of its total assets. No additional securities will be purchased for a Fund when borrowed money exceeds 5% of the Fund's total assets. The Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Bond Fund and Value Fund may each enter into futures contracts subject to (5) below;

(3) Real Estate: Purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objectives, investment program, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate investment trusts, mortgage pass-through securities, mortgage-backed securities, and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities;

(4) Control of Portfolio Companies: Invest in portfolio companies for the purpose of acquiring or exercising control of such companies;

(5) Commodities: Purchase or sell commodities and invest in commodities futures contracts, except that the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Bond Fund and the Value Fund may each enter into only futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets for that Fund (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such future contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing such 5% limit. The Short-Term Bond Fund and the Value Fund will each utilize only listed futures contract and options thereon. As a matter of operating policy, Short-Term Bond Fund and the Value Fund have no current intention, in the foreseeable future (i.e., the next year), of entering into futures contracts or options thereon;

(6) Investment Companies: Invest in the securities of other open-end investment companies, except that each Fund may purchase securities of other open-end investment companies provided that each such Fund (i) owns no more than 3% of the total outstanding voting securities of any one investment company and (ii) invests no more than 5% of its total assets in the securities of any one investment company or 10% in all other investment companies in the aggregate. Further, as a matter of operating policy, the Daily Income Fund will limit its investments in other investment companies in accordance with the diversification requirements for money market funds specified in (16) below. The Short-Term Government Securities Fund may purchase shares of other investment companies that invest in U.S. Government securities. The restriction (6) does not apply to the Nasdaq-100 Index Tracking Stock(SM) Fund;

(7) Underwriting: Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with that Fund's investment objectives, investment program, policies, and restrictions;

(8) Options, Straddles and Spreads: Invest in puts, calls, straddles, spreads or any combination thereof, except that the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Bond Fund and the Value Fund each may invest in and commit its assets to writing and purchasing only put and call options that are listed on a national securities exchange and issued by the Options Clearing Corporation to the extent permitted by the Prospectus and this Statement of Additional Information. In order to comply with the securities laws of several states, neither the Short-Term Bond Fund nor the Value Fund (as a matter of operating policy) will write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options for that Fund exceeds 25% of the market value of that Fund's net assets. In addition, the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Bond Fund and the Value Fund will utilize only listed options issued by the Options Clearing Corporation. The Short-Term Bond Fund and the Value Fund have no current intention, in the foreseeable future (i.e., the next year), of investing in options, straddles and spreads;

(9) Oil and Gas Programs: Invest in interests in oil, gas, or other mineral exploration or development programs or oil, gas and mineral leases, although investments may be made in the securities of issuers engaged in any such businesses;

(10) Ownership of Portfolio Securities by Officers and Directors: Purchase or retain the securities of any issuer if to the knowledge of the Homestead Funds, those officers and directors of the Homestead Funds or RE Advisers who individually own more than 1/2 of 1% of the securities of such issuer collectively own more than 5% of the securities of such issuer; except that this restriction does not apply to the Nasdaq-100 Index Tracking Stock(SM) Fund;

(11) Loans: Make loans, except that each Fund in accordance with that Fund's investment objectives, investment program, policies, and restrictions may: (i) invest in a portion of an issue of publicly issued or privately placed bonds, debentures, notes, and other debt securities for investment purposes, and (ii) purchase money market securities and enter into repurchase agreements, provided such instruments are fully collateralized and marked to market daily;

(12) Unseasoned Issuers: Invest more than 5% of its total assets in securities of issuers, including their predecessors and unconditional guarantors, which, at the time of purchase, have been in operation for less than three years, other than obligations issued or guaranteed by the United States Government, its agencies, and instrumentalities; except that this restriction does not apply to the Nasdaq-100 Index Tracking Stock(SM) Fund;

(13) Restricted Securities, Securities Not Readily Marketable, and Illiquid
Securities: Knowingly purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund and Small Company Stock Fund (10% of the net assets of the Daily Income Fund) would be invested in securities that are restricted, illiquid, or not readily marketable, including repurchase agreements maturing in more than seven days and foreign issuers whose securities are not listed on a recognized domestic or foreign exchange. The Short-Term Government Securities Fund will only invest in repurchase agreements collateralized by U.S. Government securities or by securities issued by agencies and instrumentalities of the U.S. Government and guaranteed by the U.S. Government. As a matter of operating policy, in compliance with certain state regulations, no more than 5% of any Fund's total assets will be invested in restricted securities; provided that this operating policy does not apply to the N-100 Index Tracking Stock(SM) Fund;

(14) Mortgaging: Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except (i) as may be necessary in connection with permissible borrowings (in which event such mortgaging, pledging, and hypothecating may not exceed 10% of each Fund's total assets) and (ii) with respect to the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Bond Fund, Value Fund and Small-Company Stock Fund, as may be necessary, in connection with the use of options and futures contracts;

(15) Warrants: The Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund will not invest in warrants. The Value Fund and Small-Company Stock Fund will limit their investment in warrants to no more than 5% of their respective net assets, valued at the lower of cost or market value, and will further limit its investment in unlisted warrants to no more than 2% of its net assets; and

(16) Diversification: With the exception of Nasdaq-100 Index Tracking Stock(SM) Fund, make an investment unless 75% of the value of that Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and other securities. For purposes of this restriction, the purchase of "other securities" is limited so that no more than 5% of the value of the Fund's total assets would be invested in any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized. Further, as a matter of operating policy, the Daily Income Fund will invest no more than 5% of the value of that Fund's total assets in securities of any one issuer, other than U.S. Government securities, except that the Daily Income Fund may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer for a period of up to three business days after the purchase of such security. Further, as a matter of operating policy, the Daily Income Fund will not invest more than (i) the greater of 1% of its total assets or $1,000,000 in Second Tier Securities (as defined in Rule 2a-7 under the 1940
Act) of a single issuer and (ii) 5% of the Daily Income Fund's total assets, when acquired, in Second Tier Securities.








INVESTMENT RESTRICTIONS APPLICABLE TO THE STOCK INDEX FUND

The Stock Index Fund has the following non-fundamental investment policy that enables it to invest in the State Street Equity 500 Index Portfolio:

        Notwithstanding any other limitation, the Stock Index Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Stock Index Fund. For this purpose, "all of the Stock Index Fund's investable assets" means that the only investment securities that will be held by the Stock Index Fund will be the Stock Index Fund's interest in the investment company.





The Stock Index Fund has adopted the following restrictions, which correspond as necessary to those adopted by the State Street Equity 500 Index Portfolio (the "Equity 500 Index Portfolio"). These restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Stock Index Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Stock Index Fund and (2) 67% or more of the shares of the Stock Index Fund present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy.

The Stock Index Fund may not:

1. Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

2. Underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

3. Make loans to other persons except: (a) through the lending of its portfolio securities; (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

4. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities).

5. Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's investment objective, up to 25% of its total assets may be invested in any one industry.

6. Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

7. With respect to 75% of the Portfolio's total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash-equivalents, U.S. government securities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

In addition, it is contrary to the Stock Index Fund's present policy, which may be changed without shareholder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Directors of the Fund (or the person designated by the Directors of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this Statement of Additional Information or in the Prospectus are not fundamental and may be changed by approval of the Directors.

INVESTMENT RESTRICTIONS APPLICABLE TO THE INTERNATIONAL STOCK INDEX FUND

The International Stock Index Fund has adopted the following restrictions, which are identical to those adopted by the State Street MSCI(R) EAFE(R) Index Portfolio (the "MSCI(R) EAFE(R) Index Portfolio") except as modified to permit the International Stock Index Fund to invest all of its assets in the MSCI(R) EAFE(R) Index Portfolio. These restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the International Stock Index Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the International Stock Index Fund and (2) 67% or more of the shares of the International Stock Index Fund present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy.

The International Stock Index Fund may not:

        (1) Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

        (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

        (3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

        (4) Purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.

        (5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

        (6) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities and does not apply to investments in another investment company to the extent the Fund is relying on Section 12(d)(1)(E) of the Investment Company Act of 1940, as amended.

        (7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer; provided that this limitation does not apply to investments in another investment company to the extent the Fund is relying on Section 12(d)(1)(E) of the Investment Company Act of 1940, as amended.

        (8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry; provided that this limitation does not apply to the extent that the International Stock Index Fund could be deemed to be invested in one industry by investing all of its assets in one investment company.

        (9) Issue any class of securities, which is senior to the Fund's common stock, to the extent prohibited by the Investment Company Act of 1940, as amended.

In addition, it is contrary to the International Stock Index Fund's present policy, which may be changed without shareholder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Directors of the Fund (or the person designated by the Directors of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this Statement of Additional Information or in the Prospectus are not fundamental and may be changed by approval of the Directors.

DESCRIPTION OF CERTAIN INVESTMENTS

The following is a description of certain types of investments which may be made by the Funds.

MONEY MARKET INSTRUMENTS

As stated in the Prospectus, the Daily Income Fund will invest in a diversified portfolio of U.S. dollar-denominated money market instruments, which are considered eligible securities for purposes of Rule 2a-7 under the 1940 Act and present minimal credit risks. The Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund and Nasdaq-100 Index Tracking Stock(SM) Fund may invest in high-quality money market instruments of the same type as the Daily Income Fund in order to enable it to; (1) take advantage of buying opportunities; (2) meet redemption requests or ongoing expenses; or (3) take defensive action as necessary, or for other temporary purposes. The Short-Term Government Securities Fund will invest in securities backed by the full faith and credit of the U.S. Government. The money market instruments that may be used for investment (except as noted above) include:

United States Government Obligations: These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

United States Government Agency Securities: These consist of debt securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the United States Postal Service. These securities are either; (i) backed by the full faith and credit of the United States Government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., each of the Federal Home Loan Banks).

Bank and Savings and Loan Obligations: These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Funds will not invest in time-deposits maturing in more than seven days.

Commercial Paper and Other Short-Term Corporate Debt Instruments: These include commercial paper, (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. The Daily

Income Fund, Short-Term Bond Fund and Value Fund may purchase corporate debt securities having no more than 13 months remaining to maturity at the date of settlement; however, the Short-Term Bond Fund, Value Fund and Small Company Stock Fund may also purchase corporate debt securities having greater maturities.

Repurchase Agreements: The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of high grade money market instruments. With respect to the Daily Income Fund, the underlying security must be either a U.S. Government security or a security rated in the highest rating category for short-term debt securities by the Requisite NRSROs (as defined in Rule 2a-7 under the 1940 Act) and must be determined to present minimal credit risks. With respect to the Short-Term Government Securities Fund, the underlying security must be a U.S. Government security or a security issued by an agency or instrumentality of the U.S. Government and guaranteed by the U.S. Government. Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net value of that Fund (10% of the net assets of the Daily Income Fund) would be invested in such agreements or other securities which are not readily marketable.

The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by the Homestead Funds' Board of Directors or the adviser to the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio, as applicable, and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Directors believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in United States Government securities.

Adjustable Rate Securities: Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 13 months or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

DEBT SECURITIES

As noted in the Prospectus, the Short-Term Government Securities Fund invests at least 65% of its net assets in a managed portfolio which includes U.S. Government bills, notes and bonds and securities issued by agencies and instrumentalities of the U.S. Government that are guaranteed by the U.S. Government.

The Short-Term Bond Fund invests at least 65% of its net assets in a managed portfolio of high-quality debt securities which includes short-term corporate debt securities, U.S. Government and agency notes and bonds, mortgage pass-through securities, collateralized mortgage obligations, other mortgage-related securities and asset-backed securities described below.

The Value Fund and the Small-Company Stock Fund may invest up to 20% of their assets in high-grade debt securities. Debt securities are considered to be high-grade if they are rated at least A, or its equivalent by one of the NRSROs, or if not rated, are of equivalent investment quality as determined by RE Advisers. See the Appendix for a description of each rating category.

Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by the Government National Mortgage Association) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment. The principal governmental guarantor of mortgage pass-through securities is the Government National Mortgage Association ("GNMA"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Treasury) include Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation

Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage pass-through security meets the Short-Term Bond Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Short-Term Bond Fund may buy mortgage pass-through securities without insurance or guarantees if RE Advisers determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Short-Term Bond Fund will limit investment in mortgage pass-through securities or other securities which may be considered illiquid to no more than 15% of the Fund's total assets.

Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt securities collateralized by underlying whole mortgage loans or, more typically, by pools of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae and their income streams. CMOs are generally structured into multiple classes or tranches, each bearing a different stated maturity. The actual maturity and average life of a CMO will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.


In reliance on an SEC interpretation, the Short-Term Bond Fund's investment in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits ("REMICs"), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (iv) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Short-Term Bond Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities in the aggregate and may not acquire more than 3% of the outstanding voting securities of any single such entity. The Short-Term Government Securities Fund may invest in CMOs guaranteed by GNMA.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. The Short-Term Bond Fund may invest in asset- backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations (such as Certificates for Automobile Receivables or "CARs") and credit card receivables (such as Credit Card Receivable Securities or "CARDS"). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. However, such securities may also be issued on a pay-through basis (like CMOs) and, in such case, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such asset and issuing such pay- through security. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) affiliated or unaffiliated with the issuers of such securities.

The purchase of asset-backed securities raises considerations concerning the credit support for such securities due to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities.

Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.


MATURITY OF DEBT SECURITIES

The maturity of debt securities may be considered long (10 or more years), intermediate (3 to 10 years), or short-term (1 to 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

WHEN-ISSUED SECURITIES

Each Fund may, from time to time, purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued securities.

WARRANTS

Warrants are securities that give the holder the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is higher than the prevailing market price of the underlying security at the time the warrant is issued, while the market value of the warrant is typically much lower than the current market price of the underlying securities. Warrants are generally considered to be more risky investments than the underlying securities, but may offer greater potential for capital appreciation than the underlying securities.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments. The Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund will not invest in warrants. The Value Fund and the Small-Company Stock Fund will limit investment in warrants to no more than 5% of net assets, valued at the lower of cost or market value, and will further limit its investment in unlisted warrants to no more than 2% of net assets.

COVER

Transactions using forward contracts, future contracts, options on futures contracts and options on indices ("Financial Instruments"), other than purchased options, expose the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio to an obligation to another party. Each Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or to segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS

The Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio may invest in index futures contracts, options on index futures contracts and options on securities indices.

        INDEX FUTURES CONTRACTS

U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations.

At the same time a futures contract on an index is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.

        OPTIONS ON INDEX FUTURES CONTRACTS

The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.

The writing of a call option on a futures contract with respect to the index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to the Index is similar in some respects to the purchase of protective put options on the Index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Portfolio assumes when it purchases an option on a futures contract with respect to the index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.


        FUTURES CONTRACTS ON STOCK INDICES

The Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio.

In general, each transaction in Futures Contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount that approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although Futures Contracts would be entered into for cash management purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in worse overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Portfolio. The Portfolio may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of the Portfolio's total assets.

        OPTIONS ON SECURITIES INDICES

The Portfolio may write (sell) covered call and put options to a limited extent on the Index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the Index. The Portfolio may forgo the benefits of appreciation on the Index or may pay more than the market price or the Index pursuant to call and put options written by the Portfolio.

By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The Portfolio has adopted certain other nonfundamental policies concerning index option transactions that are discussed above. The Portfolio's activities in index options also may be restricted by the requirements of the Code, for the Index Fund to qualify as a regulated investment company.

The hours of trading for options on the Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Because options on securities indices require settlement in cash, the investment advisers to the Equity 500 Index Portfolio and MSCI(R) EAFE(R) Index Portfolios may be forced to liquidate portfolio securities to meet settlement obligations.

        OPTIONS ON STOCK INDICES

The Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

LOAN TRANSACTIONS

The Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Portfolio may engage in loan transactions that involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Portfolio must be able to terminate the loan after notice, at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; and (5) the Portfolio may pay only reasonable custodian fees in connection with the loan.

While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.


U.S. DOLLAR-DENOMINATED SECURITIES OF FOREIGN ISSUERS

Subject to each Fund's investment objectives, investment program, policies, and restrictions, the Daily Income Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund and Small-Company Stock Fund may invest in certain types of U.S. dollar-denominated securities of foreign issuers. As described in the Prospectus, with respect to equity securities, the Short-Term Bond Fund, Value Fund and Small-Company Stock Fund may purchase American Depository Receipts ("ADRs"). The Daily Income Fund, Short-Term Bond Fund, Value Fund and the Small-Company Stock Fund also may purchase U.S. dollar-denominated money market instruments, and the Short-Term Bond Fund, Value Fund and the Small-Company Stock Fund may purchase longer-term debt securities of foreign issuers. Such money market instruments and debt securities of foreign issuers may be issued and traded domestically (e.g., Yankee securities), or traded exclusively in foreign markets (e.g., Eurodollar securities).

Yankee securities include money market instruments and bonds of foreign issuers who customarily register such securities with the SEC and borrow U.S. dollars by underwritings of securities intended for delivery in the United States. Although the principal trading market for Yankee securities is the United States, foreign buyers can and do participate in the Yankee securities market. Interest on such Yankee bonds is customarily paid on a semi-annual basis. The marketability of these "foreign bonds" in the United States is in many cases better than that for foreign bonds in foreign markets, but is, of course, dependent upon the quality of the issuer.

Eurodollar securities include money market instruments and bonds underwritten by an international syndicate and sold "at issue" to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

The Daily Income Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund and Small-Company Stock Fund may invest in U.S. dollar denominated securities issued by foreign broker-dealers, commercial banks or registered investment advisers. In general, however, mutual funds are prohibited under Section 12(d)(3) of the 1940 Act and current rules thereunder from purchasing the securities of any foreign broker-dealer, commercial bank or registered investment adviser that, in its most recent fiscal year, derived more than 15% of such entity's gross revenues from securities-related activities. The SEC adopted certain amendments to Rule 12
(d3)-1 under the 1940 Act that would permit mutual funds to acquire the equity securities of certain foreign securities-related businesses.

Although investments in securities of foreign issuers are intended to reduce risk by providing further diversification, such investments involve risks not ordinarily associated with investments in securities of domestic issuers. These risks include: the possibility of foreign political and economic instability; difficulties of predicting international trade patterns and the possibility of the imposition of exchange controls; and the possibility of expropriation, confiscatory taxation, and nationalization of foreign portfolio companies. Securities of foreign issuers that are traded primarily abroad (e.g., Eurodollar securities) also may be less liquid and subject to greater price fluctuations than securities of domestic issuers. Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. Moreover, there may be difficulties in obtaining and enforcing court judgment abroad and there may be difficulties in effecting the repatriation of capital invested abroad. Finally, there may be difficulties and delays in the settlement of transactions in certain foreign markets.

REVERSE REPURCHASE AGREEMENTS

The MSCI(R) EAFE(R) Index Portfolio may enter into reverse repurchase agreements. In substance, a reverse repurchase agreement is a borrowing for which the Portfolio provides securities as collateral. Under a reverse repurchase agreement, the Portfolio sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. A Portfolio retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect a Portfolio's ability to reacquire the underlying securities.

TOTAL RETURN SWAPS

The MSCI(R) EAFE(R) Index Portfolio may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. The Portfolio's return on a swap will depend on the ability of its counterparty to perform its obligations under the swap. The Portfolio's Adviser will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines.

AMERICAN DEPOSITARY RECEIPTS (ADRS) AND EUROPEAN DEPOSITARY RECEIPTS (EDRS)

The MSCI(R) EAFE(R) Index Portfolio may purchase American Depository Receipts and European Depository Receipts of foreign corporations represented in the Portfolio's Index.

Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are issued by European financial institutions for trading primarily in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank or foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the Portfolio can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the U.S. for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject. For purposes of the Portfolio's investment policies, the Portfolio's investments in ADRs, EDRs, and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers to which they relate.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The MSCI(R) EAFE(R) Index Portfolio may invest in foreign currency exchange contracts. The Portfolio has the authority to deal in forward foreign currency exchange contracts (including those involving the US dollar). This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Portfolio's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security or with respect to its portfolio positions generally.

PORTFOLIO TURNOVER

For the Short-Term Bond Fund and Short-Term Government Securities Fund, portfolio turnover increased significantly from year-end 2000 to year-end 2001. The increases were largely the result of a high percentage of portfolio securities reaching maturity on approximately the same dates. Portfolio turnover is determined by a number of factors including cash flows into and out of the Funds, the current investment climate and the manager's investment decisions.

MANAGEMENT OF THE HOMESTEAD FUNDS

DIRECTORS AND OFFICERS

The primary responsibility of the Board of Directors is to represent the interests of the shareholders of the Funds and to provide oversight of the management and business affairs of the Homestead Funds. The Board also elects the officers of the Homestead Funds, who are responsible for supervising and administering the Funds' day-to-day operations.

The following tables list the directors and officers of Homestead Funds, any other position each may hold with the Homestead Funds, the principal occupation of each person listed during the past five years, and certain additional information as indicated. Each director and officer serves until his or her resignation, removal by the board, or until a successor is duly elected and qualified. The address for each person is 4301 Wilson Boulevard, Arlington, Virginia 22203.

INDEPENDENT DIRECTORS

                                                  TERM OF                                     NUMBER OF
                                                OFFICE AND                                    PORTFOLIOS           OTHER
  NAME AND               POSITION(s) HELD       LENGTH OF     PRINCIPAL OCCUPATION (s)       OVERSEEN         DIRECTORSHIPS
DATE OF BIRTH              WITH THE FUND        TIME SERVED     DURING PAST FIVE YEARS       BY DIRECTOR      HELD BY DIRECTOR
--------------          ------------------   --------------  --------------------------      ------------     ----------------
Francis P.              Director             1997-present    Chairman,                              8         None
Lucier                                                       GlaxoSmithKline Trust
10/1/27                                                      Investment Committee

                                                             (1995-present); Chairman
                                                             and Director, Hartland &
                                                             Company (1988-2002)
James F. Perna          Director             1990-present    Partner, Krooth &                      8         None
12/1/47                                                      Altman LLP (law firm)
Anthony C.              Director             1990-present    President, Homestead                   8         None
Williams                                                     Funds, Inc. (1990-2000)
1/2/42                                                       Director
                                                             and President, RE
                                                             Advisers
                                                             Corporation and RE
                                                             Investment
                                                             Corporation
                                                             (1990-2000); Senior
                                                             Vice President of
                                                             the Retirement,
                                                             Safety and
                                                             Insurance
                                                             Department of NRECA
                                                             (1985-2000);
                                                             Director,
                                                             Cooperative Benefit
                                                             Administrators,
                                                             Inc., Electric Life
                                                             Cooperative
                                                             Insurance Company
                                                             and Cooperative
                                                             Insurance Services,
                                                             Inc. (1985-2000)

INTERESTED DIRECTORS AND OFFICERS

                                                TERM OF            PRINCIPAL              NUMBER OF
                                               OFFICE AND         OCCUPATION (s)          PORTFOLIOS               OTHER
   NAME AND            POSITION(s) HELD         LENGTH OF       DURING PAST FIVE           OVERSEEN            DIRECTORSHIPS
DATE OF BIRTH            WITH THE FUND         TIME SERVED            YEARS               BY DIRECTOR        HELD BY DIRECTOR
--------------         ----------------      ----------------   -----------------        -------------      ------------------
Peter R. Morris(3)      Director  and        1990-present       President and                    8          RE Advisers
9/28/48                 President                               Director of RE                              Corporation,
                                                                Advisers; Vice President,                   RE Investment
                                                                Secretary, and                              Corporation
                                                                Director of RE
                                                                Investment; Vice
                                                                President and Chief
                                                                Investment Officer of
                                                                NRECA (1988-present)

Anthony M.              Director, Vice       1990-present       Vice President,                  8          None
Marinello(1)            President                               Cooperative Network
4/13/46                                                         (2000-present);
                                                                Executive Director of
                                                                Marketing and Service
                                                                Operations of NRECA
                                                                (1988-2000)
David Metz(2)           Director             2000-present       Senior Vice President            8          None
7/26/41                                                         of the Insurance and
                                                                Financial Services
                                                                Department of NRECA
                                                                (2000-2002);
                                                                Executive Director,
                                                                Group Insurance
                                                                Director of NRECA
                                                                (1999-2000);
                                                                Self-Employed-Contract
                                                                Management and
                                                                Consulting Services
                                                                for Health Care,
                                                                Managed Care and
                                                                Insurance Programs
                                                                (1990-1999)

Hope Saxton             Secretary,           2001-present       Chief Compliance Officer         N/A        N/A
5/8/73                  Compliance Officer                      and Secretary of
                                                                RE Advisers
                                                                Corporation
                                                                (2001-present);
                                                                Chief Compliance Officer
                                                                of RE Investment
                                                                Corporation
                                                                (2002-present);
                                                                Senior Legal
                                                                Assistant,
                                                                Investment
                                                                Management,
                                                                Kirkpatrick &
                                                                Lockhart LLP
                                                                (1996-2001)
Denise Trujillo         Vice President,      2001-present       Executive Director               N/A        N/A
1/9/58                  Counsel                                 and Chief Employee
                                                                Benefits Counsel of
                                                                NRECA
                                                                (2001-present);
                                                                Employee Benefits
                                                                Counsel of NRECA
                                                                (1993-2001)
Sheri Cooper            Treasurer            2002-present       Vice President of the            8          RE Advisers
3/10/64                                                         Finance Department of                       Corporation,
                                                                NRECA (2002-present);                       RE Investment
                                                                Executive Director of                       Corporation
                                                                the Finance
                                                                Department, NRECA
                                                                (2000-2001); Manager
                                                                of the Insurance and
                                                                Financial Services
                                                                Department, NRECA
                                                                1999-2002); Manager,
                                                                 KPMG (1998)


(1) Mr. Marinello is a director who is an "interested person" of the Homestead Funds within the meaning of Section 2(a)19 of the 1940 Act. Mr. Marinello is the Vice President of the Cooperative Network of NRECA. NRECA indirectly wholly-owns the Homestead Funds' distributor, RE Investment Corporation, and the Homestead Funds' investment adviser, RE Advisers.

(2) Mr. Metz is deemed to be a director who is an "interested person" of the Homestead Funds within the meaning of Section 2(a)19 of the 1940 Act.

(3) Mr. Morris is a director who is an "interested person" of the Homestead Funds within the meaning of Section 2(a)19 of the 1940 Act. Mr. Morris is the Secretary, Vice-President and a director of RE Investment
    Corporation, the Homestead Funds' distributor, and he is the President and a director of RE Advisers, the Homestead Funds' investment adviser. Mr. Morris is also an officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers.

The table below shows the dollar range of Fund shares owned by each director of the Homestead Funds as of December 31, 2001.

--------------------------------------------------------------------------------------------------------------
                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                          SECURITIES IN ALL FUNDS OVERSEEN
                                 DOLLAR RANGE OF EQUITY SECURITIES         OR TO BE OVERSEEN BY DIRECTOR
  NAME OF DIRECTOR                        IN THE FUND                    IN FAMILY OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------
Francis P. Lucier          None                                        N/A
Anthony M. Marinello       Daily Income Fund                           N/A
                           $50,001-$100,000

                           Short-Term Bond Fund
                           $10,001-$50,000

                           Stock Index Fund
                           $1-$10,000

                           Value Fund
                           $10,001-$50,000

                           Small-Company Stock Fund
                           $10,001-$50,000

                           International Stock Index Fund
                           $1-$10,000

                           NASDAQ-100 Index Tracking Stock(SM) Fund
                           $1-$10,000
David Metz                 Short-Term Bond Fund                        N/A
                           $1-$10,000

                           Stock Index Fund
                           $10,001-$50,000

                           Value Fund
                           over $100,000

                           Small-Company Stock Fund
                           $1-$10,000
Peter R. Morris            Daily Income Fund                           N/A
                           over $100,000

                           Short-Term Bond Fund
                           over $100,000

                           Stock Index Fund
                           $10,001-$50,000

                           Value Fund
                           over $100,000

                           Small-Company Stock Fund
                           over $100,000

                           International Stock Index Fund
                           over $100,000
James F. Perna             None                                        N/A
Anthony C. Williams        Daily Income Fund                           N/A
                           $1-$10,000

                           Short-Term Bond Fund
                           $1-$10,000

                           Stock Index Fund
                           $10,001-$50,000

                           Value Fund
                           $10,001-$50,000

                           Small-Company Stock Fund
                           $10,001-$50,000

COMMITTEES OF THE BOARD OF DIRECTORS

The Homestead Funds have an Audit Committee and an Executive Committee. The duties of these two committees and their present membership are as follows:

Audit Committee: The members of the Audit Committee will consult with the Homestead Funds' independent auditors if the auditors or Audit Committee deem it desirable, and will meet with the Homestead Funds' independent auditors at least once annually to discuss the scope and results of the annual audit of the Funds and such other matters as the Audit Committee members may deem appropriate or desirable. Messrs. Lucier, Perna and Williams are members of the Audit Committee. The Audit Committee met twice during 2001.

Executive Committee: During intervals between Board Meetings, the Executive Committee possesses and may exercise all of the powers of the Board of Directors in the management of the Homestead Funds except as to matters where action of the full Board of Directors is specifically required. Included within the scope of such powers are matters relating to valuation of securities held in each Fund's portfolio and the pricing of each Fund's shares for purchase and redemption. Messrs. Marinello and Morris are members of the Executive Committee. The Executive Committee did not meet in 2001.

COMPENSATION

Homestead Funds does not pay any salary or other compensation to the interested directors or to any of its officers. During 2001, Homestead Funds paid $2,000 per meeting to each of the independent directors for attendance at meetings of the Board of Directors. Homestead Funds also paid $1,000 per meeting to Messrs. Lucier and Perna for attendance at meetings of the Audit Committee. As set forth in the table below, Homestead Funds paid total compensation of $28,000 to its independent directors during the year ended December 31, 2001.

----------------------------------------------------------------------------------------------------------------------
                                                                                                    TOTAL COMPENSATION
                               AGGREGATE            PENSION OR RETIREMENT          ESTIMATED          FROM HOMESTEAD
                             COMPENSATION            BENEFITS ACCRUED AS             ANNUAL           FUNDS AND FUND
    NAME OF PERSON,         FROM HOMESTEAD           PART OF CORPORATION         BENEFITS UPON        COMPLEX PAID TO
       POSITION                  FUNDS                     EXPENSES                RETIREMENT           DIRECTORS*
---------------------    ------------------------   ---------------------    -------------------    ------------------
Francis P. Lucier,             $ 10,000             N/A                      N/A                         $ 10,000
Director
James F. Perna,                $ 10,000             N/A                      N/A                         $ 10,000
Director
Anthony C. Williams,           $  8,000             N/A                      N/A                         $  8,000
Director

* The "Fund Complex" consists of eight Funds.

  Name of Director       Total Compensation from Homestead Funds
-------------------     ------------------------------------------
Francis P. Lucier                          $16,000
James F. Perna                              14,000
Anthony C. Williams                         12,000

As of December 31, 2001, there were eight portfolios of Homestead Funds for which the above individuals served as Directors.

TRUSTEES AND OFFICERS OF THE EQUITY 500 INDEX PORTFOLIO AND THE MSCI(R) EAFE(R) INDEX PORTFOLIO

The Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio are each a series of the State Street Master Funds (the "Trust"). The Trustees are responsible for generally overseeing the Trust's business. The following table provides biographical information with respect to each Trustee and officer of the Trust. As of December 1, 2002, none of the Trustees was considered an "interested person" of the Trust, as defined in the 1940 Act.

----------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios in
                             Position(s)    Term of Office                               Fund Complex      Other
                             Held with      and Length of       Principal Occupation     Overseen by       Directorships
Name, Address, and Age       Fund           Time Served         During Past Five Years   Trustee           Held by Trustee
----------------------       ----           -----------         ----------------------   -------           ---------------

----------------------------------------------------------------------------------------------------------------------------

Non-Interested Trustees

----------------------------------------------------------------------------------------------------------------------------
Michael F. Holland
Age: 57                      Trustee and    Term: Indefinite    Holland & Company          14              Director of the
375 Park Avenue              Chairman of                        L.L.C., Chairman, 1995                     Holland Series
New York, NY 10152           the Board      Elected: 9/99       to present.                                Fund, Inc. and
                                                                                                           the China Fund,
                                                                                                           Inc.

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
William L. Boyan                                                                                14
Age: 65                      Trustee        Term: Indefinite    Trustee of Old Mutual                      Trustee of Old
86 A Beacon Street                                              South Africa Equity                        Mutual South
Boston, MA 02108                            Elected: 9/99       Trust since 1983;                          Africa Equity
                                                                Chairman of the Board                      Trust
                                                                of Trustees of
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios in
                             Position(s)    Term of Office                               Fund Complex      Other
                             Held with      and Length of       Principal Occupation     Overseen by       Directorships
Name, Address, and Age       Fund           Time Served         During Past Five Years   Trustee           Held by Trustee
----------------------       ----           -----------         ----------------------   -------           ---------------

----------------------------------------------------------------------------------------------------------------------------
                                                                of Trustees of
                                                                Children's Hospital
                                                                and Children's
                                                                Medical Center since
                                                                1984; Director of
                                                                John Hancock Mutual
                                                                Life Insurance
                                                                Company, 1983 to
                                                                1998; and President
                                                                and Chief Operations
                                                                Officer of John
                                                                Hancock Mutual Life
                                                                Insurance Company,
                                                                1992 to 1998.  Mr.
                                                                Boyan retired in 1999.

----------------------------------------------------------------------------------------------------------------------------
Rina K. Spence               Trustee        Term: Indefinite    President of                    14         Director of
Age: 53                                                         SpenceCare                                 Berkshire Life
7 Acacia Street                             Elected: 7/99       International LLC                          Insurance
Cambridge, MA 02138                                             since 1998; Chief                          Company
                                                                Executive Officer of
                                                                Consensus
                                                                Pharmaceutical, Inc.,
                                                                1998 to 1999; and
                                                                Founder, President
                                                                and Chief Executive
                                                                Officer of Spence
                                                                Center for Women's
                                                                Health, 1994 to 1998.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Douglas T. Williams          Trustee        Term: Indefinite    Executive Vice                  14               None
Age: 62                                                         President of Chase
P.O. Box 5049                               Elected: 7/99       Manhattan Bank, 1987
Boston, MA 02206                                                to 1999.  Mr.
                                                                Williams retired in
                                                                1999.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

Officers:
---------

----------------------------------------------------------------------------------------------------------------------------
Kathleen C. Cuocolo          President      Term: Indefinite    Executive Vice           ------            ------
Age: 49                                                         President of State
Two Avenue de Lafayette,                    Elected: 5/00       Street Bank and Trust
Boston, MA 02111                                                Company since 2000;
                                                                and Senior Vice
                                                                President of State
                                                                Street Bank and Trust
                                                                Company, 1982 to 2000.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios in
                             Position(s)    Term of Office                               Fund Complex      Other
                             Held with      and Length of       Principal Occupation     Overseen by       Directorships
Name, Address, and Age       Fund           Time Served         During Past Five Years   Trustee           Held by Trustee
----------------------       ----           -----------         ----------------------   -------           ---------------

----------------------------------------------------------------------------------------------------------------------------
Janine L. Cohen              Treasurer      Term: Indefinite    Senior Vice President    ------            ------
Age: 48                                                         of State Street Bank
Two Avenue de Lafayette,                    Elected: 5/00       and Trust Company
Boston, MA 02111                                                since 2001; and Vice
                                                                President of State
                                                                Street Bank and Trust
                                                                Company, 1992 to 2000.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Julie A. Tedesco             Secretary      Term: Indefinite    Vice President and       ------            ------
Age: 44                                                         Counsel of State
One Federal Street                          Elected: 5/00       Street Bank and Trust
Boston, MA 02110                                                Company since 2000;
                                                                and Counsel of First
                                                                Data Investor
                                                                Services Group, Inc.,
                                                                1994 to 2000.
----------------------------------------------------------------------------------------------------------------------------

CODE OF ETHICS

Homestead Funds, RE Advisers, and RE Investment Corporation ("RE Investment") have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that permits their personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and provisions.

PRINCIPAL HOLDERS OF SECURITIES

Set forth below is certain information with respect to those shareholders of the Homestead Funds who owned of record 5% or more of the outstanding shares of a Fund on November 29, 2002.

                                                                                                                   PERCENT
                                                         NAME AND ADDRESS                           SHARES         OF FUND
                                                         ----------------                           ------         -------
Daily Income Fund...................................     Sue Sullivan, Joseph Spivey, and Don     4,944,656.080     6.47%
                                                         Smothers (TRSTE) for Carroll
                                                         Electric Cooperative Corp Retiree
                                                         Welfare Benefit Trust Dtd 7/24/97
                                                         P.O. Box 4000
                                                         Berryville, AR 72616-4000

Short-Term Government Securities Fund...............     OEC FAS106 Irrevocable Trust               522,516.780     7.00%
                                                         Dtd 01/01/95
                                                         P.O. Box 1208
                                                         Norman, OK 73070-1208

International Stock Index Fund......................     Myron W. Kempfer, IRA R/O                   23,552.577     10.86%
                                                         P.O. Box 2060

                                                                                                                   PERCENT
                                                         NAME AND ADDRESS                           SHARES         OF FUND
                                                         ----------------                           ------         -------
                                                         Murrells Inlet, SC 29576-2060

International Stock Index Fund......................     Peter R. Morris and                         13,402.113     6.18%
                                                         Jainel Morris (Jt/Ten)
                                                         4301 Wilson Blvd.
                                                         Arlington, VA 22203
Nasdaq-100 Index Tracking Stock(SM) Fund............     James M. Stubblefield IRA R/0               41,559.057     8.08%
                                                         P.O. Box 305
                                                         Monument, OR 97864-0305

Nasdaq-100 Index Tracking Stock(SM) Fund............     Jerry L. Taylor, IRA R/O                    38,291.922     7.45%
                                                         19005 E. Low Pl.
                                                         Aurora, CO 80015-3197

Nasdaq-100 Index Tracking Stock(SM) Fund............     Robert P. Hearn IRA R/O                     36,650.794     7.13%
                                                         9940 Davis Highway
                                                         Pensacola, FL  32514-8124

Nasdaq-100 Index Tracking Stock(SM) Fund............     Daymon G. Barton, IRA R/O                   29,156.421     5.67%
                                                         P.O. Box 168
                                                         Vinita, OK 74301-0168


Set forth below is certain information with respect to the Homestead Funds' directors and officers who beneficially owned outstanding shares of a Fund on November 29, 2002.

                                                                                                  PERCENT
                                              NAME OF DIRECTOR/OFFICER             SHARES         OF FUND
                                              ------------------------             ------         -------
Small-Company Stock Fund....................  Sheri.M. Cooper                         522.957      .029%
                                              Anthony M. Marinello                  5,289.173      .289%
                                              David Metz                              425.522      .023%
                                              Peter R. Morris                     116,259.651     6.349%
                                              Anthony C. Williams                   2,186.685      .119%

International Stock Index Fund..............  Sheri.M. Cooper                       1,160.854      .535%
                                              Anthony M. Marinello                  1,022.576      .471%
                                              Peter R. Morris                      13,402.113     6.178%

As of November 29, 2002, directors and officers of the Corporation as a group beneficially owned 6.809% of the outstanding shares of the Small-Company Stock Fund, 7.184% of the outstanding shares of the International Stock Index Fund, and less than 1% of the outstanding shares of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund.
INVESTMENT MANAGEMENT AND OTHER SERVICES

RE Advisers, 4301 Wilson Boulevard, Arlington, VA 22203, serves as investment manager of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Small-Company Stock Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund pursuant to separate Investment Management Agreements that have been annually approved by the Board of Directors of the Homestead Funds, including a majority of Independent Directors.

The initial term of each Investment Management Agreement is one year. However, once the Investment Management Agreements for each Fund are approved by the respective shareholders of each Fund, each such Agreement may continue in effect from year to year thereafter if approved at least annually by a vote of a majority of the Board of Directors (including a majority of the Directors who are not parties to the Investment Management Agreement or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding shares of the particular Fund.

On November 20, 2002, the board considered and approved the renewal of each Fund's management agreement with RE Advisers. In connection with this annual review, the board received and considered information and reports relating to the nature, quality, and scope of the services provided to the Funds by RE Advisers. The board considered the level and reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for investment management and other services and the total expense ratio of each Fund relative to its peer group of mutual funds. In addition, the board considered, among other factors; the effect of the investment management fee structure, including any expense limitations, on the expense ratio of each Fund; the effect of the investment management fee structure on the nature and level of services to be provided to each Fund; the nature, quality, and extent of administrative and shareholder services provided to each Fund; the investment performance of each Fund; information on the investment performance, management fees, and expense ratios of other investment companies not advised by RE Advisers but believed to be generally comparable in their investment objectives and size to each Fund; information on the investment performance of appropriate indices; and the continuing need of RE Advisers to retain and attract qualified investment and service professionals to serve the Funds in an increasingly competitive industry. Based on its review and analysis of all the factors described above and such other considerations and information as it deemed relevant to its decision, the board determined that the existing management fee structure for each Fund was fair and reasonable and that renewal of each Fund's management agreement with RE Advisers was in the best interests of that Fund and its shareholders.

RE ADVISERS

The directors and the principal executive officers of RE Advisers are Sheri Cooper, Peter R. Morris, and Stuart E. Teach. RE Advisers is a direct subsidiary of RE Investment, which is a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA to hold stock of certain NRECA subsidiaries.

In addition to the duties set forth in the Prospectus, RE Advisers, in furtherance of such duties and responsibilities, is authorized and has agreed to provide or perform the following functions: (1) formulate and implement a continuing investment program for use in managing the assets and resources of each Fund in a manner consistent with each Fund's investment objectives, investment program, policies, and restrictions, which program may be amended and updated from time to time to reflect changes in financial and economic conditions; (2) make all determinations with respect to the investment of each Fund's assets in accordance with (a) applicable law, (b) each Fund's investment objectives, investment program, policies, and restrictions as provided in the Homestead Funds' Prospectus and Statement of Additional Information, as amended from time to time, (c) provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies, and (d) such other limitations as the Board of Directors of the Homestead Funds may impose by written notice; (3) make all determinations as to the purchase or sale of portfolio securities, including advising the Board of Directors as to certain matters involving each Fund's portfolio securities that are not in the nature of investment decisions; (4) buy, sell, exchange, convert for each Fund's use, and otherwise trade in portfolio securities and other assets; (5) furnish to the Board of Directors periodic reports concerning RE Adviser's economic outlook and investment strategy, as well as information concerning each Fund's portfolio activity and investment performance; (6) select the broker-dealers, underwriters, or issuers to be used, place orders for the execution of portfolio transactions with such broker-dealers, underwriters or issuers, and negotiate the commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters or issuers selected by RE Advisers;
(7) obtain and evaluate business and financial information in connection with the exercise of its duties; (8) determine the quality of the Daily Income Fund's portfolio;

(9) determine the creditworthiness of the issuers, obligors, or guarantors of portfolio securities; and (10) evaluate the creditworthiness of any entities with which the Funds propose to engage in repurchase transactions. In addition, RE Advisers has agreed to provide a number of administrative services to the Homestead Funds (other than the Stock Index Fund and the International Stock Index Fund) including: maintenance of these Funds' corporate existence and corporate records; maintenance of the registration and qualification of each Fund's shares under federal and state law; coordination and supervision of the financial, accounting, and administrative functions for each Fund; selection, coordination of the activities of, supervision, and service as liaison with various agents and other parties employed by these Funds (e.g., custodian, transfer agent, auditors, and attorneys); and assistance in the preparation and development of all shareholder communications and reports. RE Advisers also will furnish to or place at the disposal of these Funds such information, reports, evaluations, analyses, and opinions as these Funds may, from time to time, reasonably request or which RE Advisers believes would be helpful to these Funds.

Pursuant to administrative service agreements with Homestead Funds, RE Advisers has also agreed to provide a number of administrative services to the Stock Index Fund and the International Stock Index Fund including: maintenance of the Funds' corporate existence and corporate records; maintenance of the registration and qualification of the Funds' shares under federal and state law; coordination and supervision of the financial, accounting, and administrative functions for the Funds' selection, coordination of the activities of, supervision, and service as liaison with various agents and other parties employed by the Funds (e.g., custodian, transfer agent, auditors, and attorneys); and assistance in the preparation and development of all shareholder communications and reports. RE Advisers also will furnish to or place at the disposal of the Funds such information, reports, evaluations, analyses, and opinions as the Funds may, from time to time, reasonably request or which RE Advisers believes would be helpful to the Funds. As compensation for these services and for the expenses which it assumes, RE Advisers receives from the Stock Index Fund and the International Stock Index Fund, on a monthly basis, an administration fee based on the Funds' average daily net assets at an annualized rate equal to .25% of average daily net assets.

Under a Joint Services Agreement by and between NRECA, RE Advisers and RE Investment, NRECA has agreed to provide personnel, property, and services to RE Investment and RE Advisers in carrying out their responsibilities and services under agreements with the Homestead Funds. In turn, RE Advisers has agreed to provide, without cost to the Homestead Funds, persons (who are directors, officers, or employees of RE Advisers) to serve as directors, officers, or members of any committees of the Board of Directors of the Homestead Funds. As between the Homestead Funds and RE Advisers, RE Advisers has agreed to pay all necessary salaries, expenses and fees, if any, of the directors, officers and employees of the Homestead Funds who are affiliated with RE Advisers.

As compensation for its services and for the expenses which it assumes, the Homestead Funds pay RE Advisers, on a monthly basis, an investment management fee based on each Fund's average daily net assets at the following annualized rates: with respect to the Daily Income Fund, .50% of average daily net assets; with respect to the Short-Term Government Securities Fund, .45% of average daily net assets; with respect to the Short-Term Bond Fund, .60% of average daily net assets; with respect to the Value Fund, .65% of average daily net assets up to $200 million; .50% of average daily net assets up to the next $200 million; and ..40% of average daily net assets in excess of $400 million; with respect to the Small-Company Stock Fund, .85% of average daily net assets up to $200 million; and .75% of average daily net assets in excess of $200 million; and with respect to the Nasdaq-100 Index Tracking Stock(SM) Fund, .25% of average daily net assets.

For the years ended December 31, 2001, 2000, and 1999, investment management fees paid to RE Advisers by the Daily Income Fund were $306,246, $295,939, and $293,458 respectively; the Short-Term Government Securities Fund paid $84,888, $96,881, and $106,827 respectively; the Short-Term Bond fund paid $828,444, $735,132, and $865,548 respectively; the Value Fund paid $1,946,694, $2,000,105, and $2,518,296 respectively; and the Small-Company Stock Fund paid $48,795, $29,200, and $31,928 respectively. For the years ended December 31, 2001, 2000, and 1999, the Stock Index Fund paid $0, $59,221, and $1,871 respectively, for administration fees to RE Advisers. For the period beginning January 22, 2001 (inception date) and ending December 31, 2001 the Nasdaq-100 Index Tracking Stock(SM) Fund paid no management fees to RE Advisers. For the period beginning January 22, 2001 (inception date) and ending December 31, 2001 the International Stock Index Fund paid no administration fees to RE Advisers. The investment management fees for each Fund were paid pursuant to the provisions contained in the Expense Limitation Agreement between the Homestead Funds and RE Advisers, with respect to each Fund and are described directly below. The administration fees paid to RE Advisers in connection with the Stock Index Fund and International Stock Index Fund are also subject to an Expense Limitation Agreement as described directly below.

Each Expense Limitation Agreement provides that to the extent that the aggregate expenses incurred by each Fund in any fiscal year, including but not limited to fees of RE Advisers, computed as hereinabove set forth (but excluding interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund's business) (hereinafter referred to as "Fund Operating Expenses"), exceed the lowest applicable limit actually enforced by any state in which a Fund's shares are qualified for sale ("State Expense Limit"), such excess amount ("Excess Amount") will be the liability of RE Advisers. To determine RE Advisers' liability for the Excess Amount, the Fund Operating Expenses will be annualized monthly as of the last day of the month. If the annualized Fund Operating Expenses for any month exceed the State Expense Limit, RE Advisers will first waive or reduce its investment management fee or administration fee for such month, as appropriate, to the extent necessary to pay such Excess Amount. In the event the Excess Amount exceeds the amount of the investment management or administration fee for such month, RE Advisers, in addition to waiving its entire investment management or administration fee for such month, will also remit to the applicable Fund the difference between the Excess Amount and the amount due as the investment management or administration fee, provided, however, that an adjustment will be made on or before the last day of the first month of the next succeeding fiscal year if the aggregate Fund Operating Expenses for that Fund for the fiscal year do not exceed the State Expense Limit.

In addition, the Expense Limitation Agreements provide that RE Advisers is also liable for any other Fund Operating Expenses which in any year exceed .80% of the Daily Income Fund's average daily net assets; .75% of the Short-Term Government Securities Fund's, Short-Term Bond Fund's or Stock Index Fund's average daily net assets; 1.25% of the Value Fund's average daily net assets; and 1.50% of the Small-Company Stock Fund's, the International Stock Index Fund's and the Nasdaq-100 Index Tracking Stock(SM) Fund's average daily net assets; (the "Operating Expense Limit"). To determine RE Advisers' liability for each Fund's expenses, the expenses of each Fund will be annualized monthly as of the last day of the month. If the annualized expenses for any month exceed the Operating Expense Limit, for each Fund, such excess amount ("Excess Operating Amount") will be the liability of RE Advisers. To pay such liability, RE Advisers will first waive or reduce its investment management or administration fee for such month, as appropriate, and, if necessary, will also assume as its own expense and reimburse each Fund for the difference between the Excess Operating Amount and the investment management or administration fee up to the amount of the State Expense Limit; provided, however, that an adjustment, if necessary, will be made on or before the last day of the first month of the next succeeding fiscal year, if the aggregate Fund Operating Expenses for the fiscal year do not exceed the Operating Expense Limit.

For the years ended December 31, 2001, 2000, and 1999, RE Advisers waived or reduced its investment management fees by $27,627, $40,973, and $28,196, respectively for the Daily Income Fund, $50,944, $37,618, and $33,139, respectively for the Short-Term Government Securities Fund, $132,530, $188,712, and $125,597 respectively for the Short-Term Bond Fund, and $51,264, $53,059, and $51,178 respectively for the Small-Company Stock Fund. For the year ended December 31, 2001, the Stock Index Fund's management fees were waived by $59,767 and expenses in the amount of $23,123 were reimbursed. For the period beginning January 22, 2001 (inception date) and ending December 31, 2001 the International Stock Index Fund's management fees were waived by $598 and expenses in the amount of $38,049 were reimbursed. For the period beginning January 22, 2001 (inception date) and ending December 31, 2001 the Nasdaq-100 Index Tracking Stock(SM) Fund's management fees were waived by $2,106 and operating expenses in the amount of $35,456 were reimbursed.

SSgA FUNDS MANAGEMENT, INC. AND STATE STREET BANK AND TRUST COMPANY

SSgA Funds Management, Inc. ("SSgA") is responsible for the investment management of the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio pursuant to an Investment Advisory Agreement dated May 1, 2001 (the "Advisory Agreement"), by and between the Adviser and the State Street Master Funds. Prior to May 1, 2001, State Street Bank and Trust Company ("State Street") served as investment adviser to the Portfolios pursuant to an Investment Advisory Agreement dated March 1, 2000, by and between State Street and the Trust. Both the SSgA and State Street are wholly owned subsidiaries of State Street Corporation, a publicly held bank holding company. SSgA's and State Street's principal address is Two International Place, Boston, Massachusetts 02110. As of September 30, 2002, SSgA managed approximately $57.3 billion in assets and together with its affiliates managed approximately $708 billion in assets.

Under the terms of the Advisory Agreement, SSgA, subject to the supervision and direction of the Board of Trustees of the Trust, directs each Portfolio's investments in accordance with its investment objectives, policies and limitations. For these services, and the administration, transfer agency and custody services State Street provides, each of the Portfolios pays an advisory fee at the rates stated in its registration statement dated April 30, 2002.

SSgA and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations that may be purchased on behalf of one or more Portfolios of the Trust, including outstanding loans to such issuers, which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. SSgA has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolios, SSgA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of SSgA, its parent or its subsidiaries or affiliates and, in dealing with its customers, SSgA, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any Portfolio managed by SSgA or any such affiliate.

In certain instances there may be securities that are suitable for either or both Portfolios as well as for one or more of SSgA's other clients. Investment decisions for the Trust and for SSgA's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned. However, it is believed that the ability of the Portfolios to participate in volume transactions will produce better executions for the Portfolios.

The Trust has entered into an Administrative Services Agreement (the "Administration Agreement") with State Street Bank and Trust Company ("State Street"). Pursuant to the Administration Agreement, State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and the Portfolios. State Street will generally assist in all aspects of Trusts' and the Portfolios' operations; supply and maintain office facilities (which may be in State Street's own offices); provide statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to interestholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state blue sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, By-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. Pursuant to the Administration Agreement, the Trust has agreed to indemnify the State Street for certain liabilities, including certain liabilities arising under federal securities laws, unless such loss or liability results from State Street's gross negligence or willful misconduct in the performance of its duties.

The Trust has entered into a Custodian Agreement with State Street (the "Custodian Agreement"). Pursuant to the Custodian Agreement, State Street serves as custodian for the Portfolios. As custodian, State Street holds the Portfolios' assets.

The Trust has entered into a Transfer Agency Agreement with State Street (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, State Street serves as transfer agent for the Portfolios.

CUSTODIAN AND TRANSFER AGENT

State Street, 801 Pennsylvania, Kansas City, MO 64105, is custodian of the securities and cash owned by the Funds. State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Homestead Funds, computing the net asset value of each Fund, calculating each Fund's standardized performance information, and performing other administrative duties, all as directed by persons authorized by the Homestead Funds. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Homestead Funds. Portfolio securities of the Funds purchased in the United States are maintained in the custody of State Street and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Company. Pursuant to the Custodian Agreement, portfolio securities purchased outside the United States are maintained in the custody of various foreign custodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the 1940 Act. The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street.

NFDS, Inc. is the transfer agent and dividend disbursing agent for the Funds and provides the Funds with various shareholder services, including shareholder communications and responses to shareholder inquiries.

BROKERAGE ALLOCATION AND OTHER PRACTICES

RE ADVISERS

Neither the Homestead Funds nor any of its Directors or officers nor those of RE Advisers have any interest in any brokerage firm through which or with which each Fund effects purchases or sales of its portfolio securities that would cause such brokerage firm to be considered an affiliated person of such entity or person.

Subject to the general supervision of the Board of Directors, RE Advisers is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund. RE Advisers is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

Purchases and sales of common stock and other equity securities are usually effected on an exchange through brokers who charge a commission. The purchase of money market instruments and other debt securities traded in the over-the-counter market usually will be on a principal basis directly from issuers or dealers serving as primary market makers. Occasionally, equity securities may be traded in the over-the-counter market as well. The price of such money market instruments and debt securities, as well as equity securities traded in the over-the counter market, is usually negotiated, on a net basis, and no brokerage commissions are paid. Although no stated commissions are paid for securities traded in the over-the-counter market, transactions in such securities with dealers usually include the dealer's "mark-up" or "mark-down." Money market instruments and other debt securities as well as certain equity securities may also be purchased in underwritten offerings, which include a fixed amount of compensation to the underwriter, generally referred to as the underwriting discount or concession.

In selecting brokers and dealers to execute transactions for each Fund, RE Advisers' primary consideration is to seek to obtain the best execution of the transactions, at the most favorable overall price, and in the most effective manner possible, considering all the circumstances. Such circumstances include: the price of the security; the rate of the commission or broker-dealer's "spread"; the size and difficulty of the order; the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers; and the value of research and other services provided by the broker-dealer. RE Advisers may also rank broker-dealers based on the value of their research services and may use this ranking as one factor in its selection of broker-dealers.

In placing orders for each Fund, RE Advisers, subject to seeking best execution, is authorized pursuant to the Investment Management Agreements to cause each Fund to pay broker-dealers that furnish brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) a higher commission than that which might be charged by another broker-dealer that does not furnish such brokerage and research services or who furnishes services of lesser value. However, such higher commissions must be deemed by RE Advisers as reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall decision-making responsibilities of RE Advisers with respect to the Homestead Funds or other accounts, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).

For the periods ended December 31, 2001, 2000, and 1999, the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, and International Stock Index Fund paid no brokerage commissions. For the years ended December 31, 2001, 2000, and 1999, the Value Fund paid $272,542, $385,530, and $206,397, respectively, and the Small-Company Stock Fund paid $12,170, $9,714, and $12,810 respectively, in brokerage commissions, all of which were paid to brokers that provided research and other brokerage services to RE Advisers. For the period beginning January 22, 2001 (inception date) and ending December 31, 2001, the Nasdaq-100 Index Tracking Stock(SM) Fund paid $6,318 in brokerage commissions, all of which were paid to brokers that provided research and other brokerage services to RE Advisers.

RE Advisers currently provides investment advice to the Homestead Funds as well as certain private advisory accounts. In addition, persons employed by RE Advisers currently provide investment advice to and supervision and monitoring of a qualified defined benefit plan, a qualified defined contribution plan, and a welfare benefit plan provided by NRECA for its employees and employees of its rural electric cooperative members ("NRECA Plans"). Some of the NRECA Plans and other accounts have investment objectives and programs similar to the Homestead Funds. Accordingly, occasions may arise when RE Advisers and the NRECA investment personnel may engage in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of the Homestead Funds, the NRECA Plans, and other accounts.

On those occasions when such simultaneous investment decisions are made, RE Advisers and the NRECA investment personnel will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Homestead Funds' Board of Directors. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, RE Advisers and the NRECA investment personnel will seek to achieve the same average unit price of securities for each entity and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each entity. Such procedures may, in certain instances, be either advantageous or disadvantageous to the Homestead Funds.

SSgA FUNDS MANAGEMENT, INC. ("SSgA")

The policy of the State Street Master Funds (the "Trust") regarding purchases and sales of securities for the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions, which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Portfolio and the State Street from obtaining a high quality of brokerage and research services.

In seeking to determine the reasonableness of brokerage commissions paid in any transaction, SSgA relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessari1y subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In seeking to implement the Trust's policies, SSgA effects transactions with those brokers and dealers who the State Street believes provides the most favorable prices and are capable of providing efficient executions. If SSgA believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolio or SSgA. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical information pertaining to corporate actions affecting stocks, including but not limited to, stocks within the index whose performance the Portfolio seeks to replicate. The fee paid by the Portfolio is not reduced because SSgA and its affiliates receive these services even though SSgA might otherwise have been required to purchase some of these services for cash.

SSgA assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by SSgA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by SSgA. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

PURCHASE AND REDEMPTION OF SECURITIES BEING OFFERED

The shares of each Fund are offered to the public for purchase directly through RE Investment, which serves as the principal underwriter and distributor for the Homestead Funds.

The offering and redemption price of the shares of each Fund is based upon that Fund's net asset value per share next determined after a purchase order or redemption request has been received in good order by the Homestead Funds' transfer agent. See "Determination of Net Asset Value" below. Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund or, in the case of the Stock Index Fund and the International Stock Index Fund, of the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. Nevertheless, pursuant to Rule 18f-1 under the 1940 Act, each Fund is committed to pay in cash to any shareholder of record, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board of Directors of the Homestead Funds and the Trustees of the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio deem fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Funds do not anticipate making redemptions-in-kind.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange ("Exchange") is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of each Fund is normally calculated as of the close of trading on the Exchange on every day the Exchange is open for trading, except (1) on days where the degree of trading in the Fund's portfolio securities would not materially affect the net asset value of the Fund's shares and (2) on days during which no shares of the Fund were tendered for redemption and no purchase orders were received. The Exchange is open Monday through Friday except on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value of each Fund's shares is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.

For purposes of calculating the Daily Income Fund's net asset value per share, portfolio securities are valued on the basis of amortized cost, which method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

For purposes of calculating the net asset value per share of all Funds other than the Daily Income Fund, portfolio securities are valued primarily based on market quotations, or if market quotations are not available, by a method that the Board of Directors believes accurately reflects fair value. In accordance with procedures and agreements approved by the Board of Directors, the Homestead Funds will use State Street to perform the above-described valuation functions and RE Advisers continuously monitors State Street's performance of those functions.

DISTRIBUTION OF SHARES

Pursuant to a Distribution Agreement between the Homestead Funds and RE Investment, a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA, RE Investment serves as the exclusive principal underwriter and distributor of the shares of each Fund in a continuous offering. RE Investment wholly owns RE Advisers and is located at 4301 Wilson Blvd, Arlington, Virginia 22203.

Under the terms of the Distribution Agreement, RE Investment is not obligated to sell any specific number of shares of the Funds. Pursuant to the Distribution Agreement, RE Investment has agreed to bear the costs and expenses incurred by it in performing its obligations thereunder, including the following costs and expenses: (1) the printing and distribution of the Homestead Funds' Prospectus, Statement of Additional Information, and periodic reports to potential investors in the Funds; (2) the preparation, printing, and distribution of any advertisement or other sales literature; and, (3) all other expenses which are primarily for the purpose of promoting the sale of each Fund's shares.

As previously discussed in this Statement of Additional Information, NRECA has agreed to provide personnel, property, and services to RE Investment in carrying out its responsibilities and services under its agreement with the Homestead Funds. In turn, RE Investment has agreed to provide, without cost to the Homestead Funds, persons to serve as directors, officers, or employees of the Homestead Funds.

RE Investment will not receive commissions or other compensation for acting as principal underwriter and distributor of the Homestead Funds, and no commission or other fee will be paid by the Homestead Funds or RE Investment to any person or entity in connection with the sale of shares of the Funds.

TAXES

Each Fund intends to continue to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code. As such, each Fund must meet the requirements of Subchapter M of the Code, including the requirements regarding the character of investments in each Fund, investment diversification, and distribution.

In general, to qualify as a RIC, at least 90% of the gross income of each Fund for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of securities.

A RIC must distribute to its shareholders 90% of its ordinary income and net short-term capital gains. Moreover, undistributed net income may be subject to tax at the RIC level.

In addition, each Fund must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and distributions of at least 98% of its capital gains net income (as of the twelve months ended December 31), in order to avoid a federal excise tax. Each Fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to a Fund's ordinary income are taxable as such to shareholders.

A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and the Fund retains its shares in the issuer from whom it received the income dividends for more than 45 days. A distribution of capital gains net income reflects a Fund's excess of net long-term gains over its net short-term losses. Each Fund must designate income dividends and distributions of capital gains net income and must notify shareholders of these designations within sixty days after the close of the Homestead Funds' taxable year. A corporate shareholder of a Fund cannot use a dividends-received deduction for distributions of capital gains net income.

If, in any taxable year, a Fund should not qualify as a RIC under the Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) that Fund's distributions to the extent made out of that Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations.

If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), that Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from the distributions or gains. If a Fund were to purchase shares in a PFIC and (if the PFIC made the necessary information available) elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund, and the amounts would be subject to the 90 percent and calendar year distribution requirements described above.

CAPITAL STOCK AND CORPORATE MATTERS

As a Maryland corporate entity, the Homestead Funds need not hold regular annual shareholder meetings and, in the normal course, do not expect to hold such meetings. The Homestead Funds, however, must hold shareholder meetings for such purposes as, for example: (1) electing the initial Board of Directors; (2) approving certain agreements as required by the 1940 Act; (3) changing fundamental investment objectives, policies, and restrictions of the Funds; and
(4) filling vacancies on the Board of Directors in the event that less than a majority of the Directors were elected by shareholders. The Homestead Funds expect that there will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At such time, the Directors then in office will call a shareholders meeting for the election of Directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Homestead Funds may remove a Director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Homestead Funds. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Directors will continue in office and may appoint successor Directors.

PERFORMANCE INFORMATION ABOUT THE FUNDS

DAILY INCOME FUND YIELD CALCULATION

The Daily Income Fund calculates a seven-day "current yield" based on a hypothetical account containing one share at the beginning of the seven-day period. Current yield is calculated for the seven-day period by determining the net change in the hypothetical account's value for the period and dividing the net change in the account value by the value of the account at the beginning of the period in order to obtain the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent. The net change in value of the account reflects the value of additional shares, but does not include realized capital gains or losses and unrealized appreciation or depreciation. Account values reflect all accrued expenses.

The Daily Income Fund may also calculate a compound effective yield for the period by compounding the base period return described above according to the following formula:

             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(365/7)] - 1

Current and compound yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results.

DAILY INCOME FUND
Yields at December 31, 2001

             SEVEN-DAY CURRENT YIELD                     1.75%
             SEVEN-DAY COMPOUND EFFECTIVE YIELD          1.76%

TOTAL RETURN CALCULATIONS

Each Fund may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual percentage change in value of a static account in the Fund from the beginning of the measurement period to the end of the measurement period. These figures reflect changes in the prices of the shares and assume that any income dividends and any capital gains distributions made by a fund during the period were reinvested in shares of the fund when paid.

Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10- year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

             P(1+T)(n) = ERV

        Where:  P = a hypothetical initial payment of $1,000.
                T= average annual total return.
                n = number of years.
                ERV=ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period.


Each Fund, other than Daily Income Fund, may also provide after tax average annual total return information calculated according to formulas prescribed by the SEC. These returns may be presented after taxes on distributions and after taxes on distributions and redemption. According to these formulas, after tax average annual total return figures represent the average annual percentage change in value of a static account in the Fund from the beginning of the measurement period to the end of the measurement period. These figures reflect changes in the prices of the shares and assume that any income dividends and any capital gains distributions made by a fund during the period, less any taxes a shareholder would pay on those distributions, were reinvested in shares of the fund when paid. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date. The average annual total return after taxes on distributions and redemptions assumes that the shares were sold at the end of the measuring period.

Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

        P(1+T)(n)=ATV(D)


        Where:  P = a hypothetical initial payment of $1,000.
                T= average annual total return (after taxes on distributions). n = number of years.
                ATV (D) = ending value of a hypothetical $1,000 payment made at the Beginning of the applicable period calculated at the end of the applicable period, after taxes on fund distributions, but not after taxes on redemption.


Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

        P(1+T)(n)=ATV(DR)


        Where:  P = a hypothetical initial payment of $1,000.
                T= average annual total return (after taxes on distributions and redemption).
                n = number of years.
                ATV (DR) = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period, after taxes on distributions and redemption.

DAILY INCOME FUND
Average Annual Total Returns for Periods Ended 12/31/01

                                                          1 YEAR   5 YEAR     10 YEAR
                                                         -------- --------  ----------
                      RETURNS BEFORE TAXES                  3.65%    4.76%     4.36%
                      RETURNS AFTER TAXES ON
                          DISTRIBUTIONS                      N/A      N/A      N/A
                      RETURNS AFTER TAXES ON
                          DISTRIBUTIONS AND SALE
                          OF FUND SHARES                     N/A      N/A      N/A

SHORT-TERM GOVERNMENT SECURITIES FUND
Average Annual Total Returns for Periods Ended 12/31/01

                                                                              SINCE
                                                                            INCEPTION
                                                          1 YEAR   5 YEAR     (5/95)
                                                         -------- --------  ---------
                      RETURNS BEFORE TAXES                 6.19%    5.46%     5.58%
                      RETURNS AFTER TAXES ON
                          DISTRIBUTIONS                    4.21%    3.42%     3.51%
                      RETURNS AFTER TAXES ON
                          DISTRIBUTIONS AND SALE
                          OF FUND SHARES                   3.75%    3.34%     3.43%

SHORT-TERM BOND FUND
Average Annual Total Returns for Periods Ended 12/31/01

                                                            1 YEAR    5 YEAR    10 YEAR
                                                           --------  --------  ---------
                      RETURNS BEFORE TAXES                   7.13%     6.23%     5.98%
                      RETURNS AFTER TAXES ON
                          DISTRIBUTIONS                      4.91%     3.90%     3.79%
                      RETURNS AFTER TAXES ON
                          DISTRIBUTIONS AND SALE
                          OF FUND SHARES                     4.31%     3.82%     3.72%

STOCK INDEX FUND
Average Annual Total Returns for Periods Ended 12/31/01*

                                                                                SINCE
                                                                              INCEPTION
                                                                   1 YEAR      (10/99)
                                                                  --------    ---------
                      RETURNS BEFORE TAXES                         -12.55%     -6.39%
                      RETURNS AFTER TAXES ON
                          DISTRIBUTIONS                            -12.77%     -6.61%
                      RETURNS AFTER TAXES ON
                          DISTRIBUTIONS AND SALE
                          OF FUND SHARES                            -7.65%     -5.17%

* The performance information for the Stock Index Fund reflects its investment experience in the Equity 500 Index Portfolio managed by Deutsche Asset Management, Inc. During the first quarter of 2003, the Stock Index Fund will change its master portfolio to the State Street Equity 500 Index Portfolio, which will have different performance history.

VALUE FUND
Average Annual Total Returns for Periods Ended 12/31/01

                                                            1 YEAR    5 YEAR     10 YEAR
                                                           --------  --------  ---------
                      RETURNS BEFORE TAXES                  5.90%     9.05%     12.72%
                      RETURNS AFTER TAXES ON
                        DISTRIBUTIONS                       4.24%     7.65%     11.38%
                      RETURNS AFTER TAXES ON
                        DISTRIBUTIONS AND SALE
                        OF FUND SHARES                      4.06%     6.99%     10.34%

SMALL-COMPANY STOCK FUND
Average Annual Total Returns for Periods Ended 12/31/01

                                                                                   SINCE
                                                                                 INCEPTION
                                                                      1 YEAR      (3/98)
                                                                     --------    ---------
                      RETURNS BEFORE TAXES                            11.17%       3.32%
                      RETURNS AFTER TAXES ON
                          DISTRIBUTIONS                               11.08%       2.69%
                      RETURNS AFTER TAXES ON
                          DISTRIBUTIONS AND SALE
                          OF FUND SHARES                               6.80%       2.37%

Average annual total returns are not shown for the International Stock Index Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund because at December 31, 2001 the funds had not been in existence for a complete calendar year.

SHORT-TERM GOVERNMENT SECURITIES FUND AND SHORT-TERM BOND FUND YIELD
CALCULATIONS.

In addition to providing total return information, the Short-Term Government Securities Fund and Short-Term Bond Fund may also illustrate performance by providing yield information.

Each Fund's yield is based on a specified 30-day (or one month) period and is computed by dividing the net investment income per share earned during the specified period by the maximum offering price (i.e., net asset value) per share on the last day of the specified period, and annualizing the net results according to the following formula:



        YIELD = 2[(a-b + 1)(6)-1]
                   ---
                   cd

        Where:  a = dividends and interest earned during the period.
                b = expenses accrued for the period (net of reimbursements).
                c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
                d = the maximum offering price per share on the last day of the period.

Yield fluctuations may reflect changes in net income, and portfolio changes resulting from net purchases or net redemptions of the Fund's shares may affect its yield. Accordingly, yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of the Fund's future yield. The yields of the Short-Term Bond Fund and Short-Term Government Securities Fund are not guaranteed, and the principal is not insured.

30-DAY YIELD
at December 31, 2001

SHORT-TERM GOVERNMENT SECURITIES FUND         3.11%
SHORT-TERM BOND FUND                          4.07%

From time to time, in reports and promotional literature, each Fund's performance may be compared to: (1) other groups of mutual funds tracked by: (A) Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as Business Week, Money Magazine, and Barron's, which provide similar information; (2) the Consumer Price Index (measure for inflation), which may be used to assess the real rate of return from an investment in each Fund; (3) other government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, which may be used to illustrate investment attributes of each Fund or the general economic, business, investment, or financial environment in which each Fund operates; (4) Alexander Steele's Mutual Fund Expert, a tracking service which ranks various mutual funds according to their performance; and (5) Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's average annual returns for a certain period and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five star (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

In addition, the performance of the Daily Income Fund may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of the Daily Income Fund's holdings such as: (1) iMoneyNet, Inc., "Money Fund Reports", a weekly publication which tracks net assets, yield, maturity and portfolio holdings of approximately 1500 money market mutual funds offered in the United States and (2) indices prepared by the research departments of such financial organizations as Lehman Brothers, Merrill Lynch, Pierce, Fenner and Smith, Inc., and Lipper Analytical Services, Inc. The performance of the Short-Term Government Securities Fund may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of the Short-Term Government Securities Fund's holdings, including those listed above for the Short-Term Bond Fund.

The performance of the Short-Term Bond Fund may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of the Short-Term Bond Fund's holdings, including those listed above for the Daily Income Fund. Such benchmarks may also include: (1) bank certificates of deposit ("CDs") which differ from an investment in a mutual fund in several ways: (a) the interest rate established by the sponsoring bank is fixed for the term of the CD, (b) there are penalties for early withdrawal from CDs, and (c) the principal on a CD is insured by the FDIC; (2) Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," including in particular the 1-2.99 Years Treasury Note Index; (3) Salomon Brothers, Inc., "Bond Market Round-Up," a weekly publication that tracks yields and yield prices in a large group of money market instruments, public corporate debt obligations and U.S. Government securities; and (4) other indices prepared by the research department of such financial institutions as Lehman Brothers and Merrill Lynch, Pierce, Fenner & Smith, Inc.

The performance of the Value Fund also may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of the Value Fund's holdings such as: (1) the Standard and Poor's 500 Composite Stock Index ("S&P 500 Index"), a well known measure of the price performance of 500 leading large domestic stocks, which together represent approximately 80% of the capitalization of the United States equity market. The S&P 500 Index is widely regarded as representative of the equity market in general and may include companies in which the Value Fund may invest. The S&P 500 Index is unmanaged and capitalization weighted. Performance of the S&P 500 Index assumes reinvestment of all capital gains distributions and dividends paid by the stocks in that data base; (2) Lipper Analytical Services, Inc.'s "Lipper Growth and Income Fund Performance Analysis," a monthly publication that tracks net assets and total return of approximately 143 growth and income mutual funds offered in the United States; and (3) indices prepared by the research departments of such financial institutions as Lehman Brothers and Merrill Lynch, Pierce, Fenner and Smith, Inc.

The performance of the Small-Company Stock Fund may be compared to indices of broad groups of similar but unmanaged securities, such as the Russell 2000.

The performance of the indices that may be used as benchmarks for each Fund's performance, unlike the returns of the Funds, do not include the effect of paying brokerage costs (for equity securities) and other transaction costs that investors normally incur when investing directly in the securities in those indices.

The Homestead Funds may also illustrate a particular Fund's investment returns or returns in general by graphs and charts, that compare, at various points in time, the return from an investment in the particular Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the same return on a taxable basis. In this regard, information derived from the following chart may be used:

TAX-DEFERRED VERSUS TAXABLE RETURNS

Assuming 9% annual rate of return, $2,000 annual contribution and 28% tax bracket, the following is a comparison of tax-deferred and taxable returns:

                                YEAR        TAXABLE      TAX DEFERRED
                               ------      ---------    --------------
                                 10        $  28,700       $  33,100
                                 15        $  51,400       $  64,000
                                 20        $  82,500       $ 111,500
                                 25        $ 125,100       $ 184,600
                                 30        $ 183,300       $ 297,200

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, whose address is 250 West Pratt Street, Suite 2100, Baltimore, MD 21201-2304, is the independent accountant for the Homestead Funds.

The audited financial statements for the fiscal year ended December 31, 2001, and the report of the independent accountants for the year then ended, are included in the Homestead Funds' Annual Report to Shareholders for December 31, 2001 . The unaudited financial statements for the period ended June 30, 2002 are included in the Homestead Funds' Semi-Annual Report to Shareholders for June 30, 2002. The annual report and semi-annual report are incorporated by reference in this Statement of Additional Information.

The annual report to shareholders dated December 31, 2001 and the semi-annual report to shareholders dated June 30, 2002 for the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio are also incorporated by reference in this Statement of Additional Information.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the offer and sale of the shares described in the Prospectus has been provided by Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, which serves as Special Counsel to the Homestead Funds.

                                    APPENDIX

    DESCRIPTION OF RATINGS OF CERTAIN MONEY MARKET SECURITIES AND OTHER DEBT
                                   SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

Prime-1 (or related institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

1. Leading market positions in well established industries. High rates of return on funds employed.

2. Conservative capitalization structures with moderate reliance on debt and ample asset protection.

3. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

4. Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa--Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds, which are rated Aa, are judged to be a high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds, which are rated A, possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds, which are rated Baa, are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are medium-grade category bonds, which are regarded as having adequate capacity to pay principal and interest. Although these bonds have adequate asset coverage and normally are protected by satisfactory earnings, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and principal.

DESCRIPTION OF FITCH INVESTOR'S SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

Fitch-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

DESCRIPTION OF FITCH INVESTOR'S SERVICE, INC.'S CORPORATE BOND RATINGS:

AAA--Bonds of this rating are regarded as strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance, varying with the length of maturity. Such bonds are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high-class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt, by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA--Bonds in this group are of safety virtually beyond question, and as a class are readily saleable while many are highly active. Their merits are not greatly unlike those of the "AAA" class, but a bond so rated may be of junior though strong lien--in many cases directly following an AAA bond--or the margin of safety is strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.